Exhibit 99.1

FOR IMMEDIATE RELEASE

CASELLA WASTE SYSTEMS, INC. ANNOUNCES SECOND QUARTER FISCAL YEAR 2007 RESULTS

RUTLAND, VERMONT (December 6, 2006)—Casella Waste Systems, Inc. (NASDAQ: CWST), a regional, non-hazardous solid waste services company, today reported financial results for the second quarter and first six months of its 2007 fiscal year.

Second Quarter Results

For the quarter ended October 31, 2006, the company reported revenues of $147.8 million, up $11.0 million, or 8.0 percent over the same quarter last year. The company’s net income per common share was $0.06, compared to $0.13 per share in the same quarter last year. Operating income for the quarter was $14.6 million, up $0.8 million or 5.8 percent over the same quarter last year. Cash provided by operating activities in the quarter was $21.0 million, up $7.0 million, or 50.0 percent compared to the same quarter last year. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) were $33.9 million*, up $3.2 million, or 10.4 percent from the same quarter last year and an increase of $7.3 million from the first quarter of fiscal year 2007.

For the six months ended October 31, 2006, the company reported revenues of $291.3 million. The company’s net income per common share was $0.02. Operating income for the six month period was $23.3 million. Cash provided by operating activities for the period was $39.4 million. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) were $60.5 million*.

Highlights of the Quarter

 “The quarter represents an encouraging improvement from the challenges we faced earlier in the year,” John W. Casella, chairman and chief executive officer, said.

 “In addition, our landfill development work continues to progress towards our goal of adding incremental EBITDA arising from our investment over the last two years,” Casella said.

*Non-GAAP Financial Measures

In addition to disclosing financial results prepared in accordance with Generally Accepted Accounting Principles (GAAP), we also disclose free cash flow and earnings before interest, taxes, depreciation and amortization (EBITDA), which are non-GAAP measures.

These measures are provided because we understand that certain investors use this information when analyzing the financial position of companies in the solid waste industry, including us. Historically, these measures have been key in comparing operating efficiency of publicly traded companies in the solid waste industry, and assist investors in measuring our ability to meet capital expenditure and working capital requirements. For these reasons we utilize these non- GAAP metrics to measure our performance at all levels. These measures do not represent, and should not be considered as alternatives to cash provided by operating activities as determined in accordance with GAAP. Moreover, these measures do not necessarily indicate whether cash flow will be sufficient for such items as working capital or capital expenditures, or to react to changes in our industry or to the economy generally. Because these measures are not calculated by all companies in the same fashion, they may not be comparable to similarly titled measures reported by other companies.

Casella Waste Systems, headquartered in Rutland, Vermont, provides solid waste management services consisting of collection, transfer, disposal, and recycling services primarily in the eastern United States.

For further information, contact Richard Norris, chief financial officer; Ned Coletta, director of investor relations; or Joseph Fusco, vice president; at (802) 775-0325, or visit the company’s website at http://www.casella.com.

The company will host a conference call to discuss these results on Thursday, December 7, 2006 at 10:00 a.m. ET. Individuals interested in participating in the call should dial (719) 457-2657 at least 10 minutes before start time. The call will also be webcast; to listen, participants should visit Casella Waste Systems’ website at http://www.casella.com and follow the appropriate link to the webcast. A replay of the call will be available by calling (719) 457-0820 (conference code #7430652) before 11:59 p.m. ET, Thursday, December 14, 2006, or by visiting the company’s website.

Safe Harbor Statement

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company “believes,” “expects,” “anticipates,” “plans,” “may,” “will,” “would,” “intends,” “estimates” and other similar expressions, whether in the negative or affirmative.  These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s beliefs and assumptions. We cannot guarantee that we actually will achieve the plans, intentions or expectations disclosed in the forward-looking statements made. Such forward-looking statements, and all phases of our operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in our forward-looking statements. Such risks and uncertainties include or relate to, among other things: prices for our services fluctuate due to reasons beyond our control; the development of landfills and other disposal facilities is inherently risky and is subject to political, regulatory, and other factors; we may be unable to make acquisitions; we may be unable to reduce costs sufficiently to achieve estimated EBITDA and other targets; anticipated revenue may not materialize; continuing weakness in general economic conditions and poor weather conditions may affect our revenues; we may be required to incur capital expenditures in excess of our estimates; and fluctuations in the commodity pricing of our recyclables may make it more difficult for us to predict our results of operations or meet our estimates. There are a number of other important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements.  These risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in our Form 10-K for the year ended April 30, 2006. We do not necessarily intend to update publicly any forward-looking statements whether as a result of new information, future events or otherwise.

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(In thousands, except amounts per share)

	Three Months Ended		Six Months Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2006	2005	2006

Revenues	$136,795	$147,817	$268,795	$291,336

Operating expenses:
Cost of operations	87,985	94,182	173,670	189,917
General and administration	18,132	19,746	35,350	40,924
Depreciation and amortization	16,914	19,292	33,047	37,235
	123,031	133,220	242,067	268,076

Operating income	13,764	14,597	26,728	23,260

Other expense/(income), net:
Interest expense, net	7,821	9,812	15,172	19,315
Income from equity method investments	(1,513)	(867)	(1,443)	(990)
Other income	(75)	(248)	(123)	(302)

	6,233	8,697	13,606	18,023
Income before income taxes	7,531	5,900	13,122	5,237
Provision for income taxes	3,374	3,510	5,857	2,901

Net income	4,157	2,390	7,265	2,336

Preferred stock dividend	854	892	1,704	1,772

Net income available to common stockholders	$3,303	$1,498	$5,561	$564

Common stock and common stock equivalent shares outstanding, assuming full dilution	25,358	25,510	25,277	25,667

Net income per common share	$0.13	$0.06	$0.22	$0.02

EBITDA (1)	$30,678	$33,889	$59,775	$60,495

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(In thousands)

	April 30,	October 31,
	2006	2006
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$7,429	$8,744
Restricted cash	72	73
Accounts receivable - trade, net of allowance for doubtful accounts	56,269	62,227
Other current assets	15,204	22,580

Total current assets	78,974	93,624

Property, plant and equipment, net of accumulated depreciation	481,284	503,452
Goodwill	171,258	171,841
Intangible assets, net	2,762	2,343
Restricted cash	17,887	12,405
Investments in unconsolidated entities	44,491	46,110
Other non-current assets	14,455	13,443

	$811,111	$843,218

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$527	$1,130
Current maturities of capital lease obligations	1,061	1,085
Accounts payable	46,364	50,653
Other accrued liabilities	46,813	45,659
Total current liabilities	94,765	98,527

Long-term debt, less current maturities	452,720	470,418
Capital lease obligations, less current maturities	1,747	1,202
Other long-term liabilities	41,959	48,915

Series A redeemable, convertible preferred stock	70,430	72,202

Stockholders’ equity	149,490	151,954

	$811,111	$843,218

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited
(In thousands)

	Six Months Ended
	October 31,	October 31,
	2005	2006
Cash Flows from Operating Activities:
Net income	$7,265	$2,336
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization	33,047	37,235
Depletion of landfill operating lease obligations	2,974	3,861
Income from equity method investments	(1,443)	(990)
(Gain) loss on sale of equipment	41	(439)
Stock-based compensation	—	321
Excess tax benefit on the exercise of stock options	—	(141)
Deferred income taxes	3,993	1,077
Changes in assets and liabilities, net of effects of acquisitions and divestitures	(9,273)	(3,860)
	29,339	37,064
Net Cash Provided by Operating Activities	36,604	39,400
Cash Flows from Investing Activities:
Acquisitions, net of cash acquired	(15,507)	(1,034)
Additions to property, plant and equipment — growth	(25,878)	(18,220)
— maintenance	(39,021)	(42,035)
Payments on landfill operating lease contracts	(5,869)	(2,033)
Restricted cash from revenue bond issuance	—	5,535
Other	1,191	858
Net Cash Used In Investing Activities	(85,084)	(56,929)
Cash Flows from Financing Activities:
Proceeds from long-term borrowings	111,672	188,900
Principal payments on long-term debt	(64,807)	(171,097)
Proceeds from exercise of stock options	616	900
Excess tax benefit on the exercise of stock options	—	141
Net Cash Provided by Financing Activities	47,481	18,844
Net increase (decrease) in cash and cash equivalents	(999)	1,315
Cash and cash equivalents, beginning of period	8,578	7,429
Cash and cash equivalents, end of period	$7,579	$8,744

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES
Unaudited
(In thousands)

Note 1:     Non - GAAP Financial Measures

In addition to disclosing financial results prepared in accordance with Generally Accepted Accounting Principles (GAAP), we also disclose EBITDA (earnings before interest, taxes, depreciation and amortization) and Free Cash Flow, which are non-GAAP measures.

These measures are provided because we understand that certain investors use this information when analyzing the financial position of the solid waste industry, including us. Historically, these measures have been key in comparing operating efficiency of publicly traded companies within the industry, and assist investors in measuring our ability to meet capital expenditure and working capital requirements. For these reasons, we utilize these non-GAAP metrics to measure our performance at all levels. These measures do not represent, and should not be considered as alternatives to net cash provided by operating activities as determined in accordance with GAAP.  Moreover, these measures do not necessarily indicate whether cash flow will be sufficient for such items as working capital or capital expenditures, or to react to changes in our industry or to the economy generally. Because these measures are not calculated by all companies in the same fashion, they may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of EBITDA to Net Cash Provided by Operating Activities:

	Three Months Ended		Six Months Ended
	October 31,	October 31,	October 31,	October 31,
	2005	2006	2005	2006

Net Cash Provided by Operating Activities	$13,983	$21,007	$36,604	$39,400

Changes in assets and liabilities, net of effects of acquisitions and divestitures	9,335	3,961	9,273	3,860
Deferred income taxes	(2,272)	(2,212)	(3,993)	(1,077)
Stock-based compensation	—	(187)	—	(321)
Excess tax benefit on the exercise of stock options	—	—	—	141
Provision for income taxes	3,374	3,510	5,857	2,901
Interest expense, net	7,821	9,812	15,172	19,315
Depletion of landfill operating lease obligations	(1,545)	(1,937)	(2,974)	(3,861)
Gain (loss) on sale of equipment	57	183	(41)	439
Other expense, net	(75)	(248)	(123)	(302)
EBITDA	$30,678	$33,889	$59,775	$60,495

Following is a reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities:

		Three Months Ended		Six Months Ended
		October 31,	October 31,	October 31,	October 31,
		2005	2006	2005	2006

EBITDA		$30,678	$33,889	$59,775	$60,495
Add (deduct):	Cash interest	(12,546)	(12,996)	(12,823)	(16,627)
	Capital expenditures	(30,284)	(27,984)	(64,899)	(60,255)
	Cash taxes	(531)	(936)	(1,059)	(1,592)
	Depletion of landfill operating lease obligations	1,545	1,937	2,974	3,861
	Change in working capital, adjusted for non-cash items	(4,098)	(1,129)	(10,894)	(5,738)

FREE CASH FLOW		(15,236)	(7,219)	(26,926)	(19,856)

Add (deduct):	Capital expenditures	30,284	27,984	64,899	60,255
	Other	(1,065)	242	(1,369)	(999)
Net Cash Provided by Operating Activities		$13,983	$21,007	$36,604	$39,400

CASELLA WASTE SYSTEMS, INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA TABLES
(Unaudited)
(In thousands)

Amounts of the Company’s total revenues attributable to services provided are as follows:

	Three Months Ended October 31,		Six Months Ended October 31,
	2005	2006	2005	2006
Collection	$66,152	$68,774	$131,419	$137,270
Landfill / disposal facilities	26,498	30,031	49,761	58,407
Transfer	11,913	11,636	23,562	23,946
Recycling	32,232	37,376	64,053	71,713
Total revenues	$136,795	$147,817	$268,795	$291,336

Components of revenue growth for the three months ended October 31, 2006 compared to the three months ended October 31, 2005:

		Percentage
Solid Waste Operations (1)	Price	3.6%
	Volume	-1.5%
	Solid waste commodity price and volume	0.3%
Total growth - Solid Waste Operations		2.4%

FCR Operations (1)	Price	2.8%
	Volume	5.3%
Total growth - FCR Operations		8.1%

Rollover effect of acquisitions (as a percentage of total revenues)		3.8%

Divestitures (as a percentage of total revenues)		-0.4%

Total revenue growth		8.0%

(1) — Calculated as a percentage of segment revenues.

Solid Waste Internalization Rates by Region:

	Three Months Ended October 31,		Six Months Ended October 31,
	2005	2006	2005	2006
North Eastern region	54.5%	57.8%	57.7%	57.6%
South Eastern region	41.3%	41.6%	41.6%	41.0%
Central region	79.2%	76.2%	78.7%	77.6%
Western region	42.2%	49.1%	41.7%	49.7%
Solid Waste Operations	55.4%	57.7%	55.6%	58.1%

US GreenFiber (50% owned) Financial Statistics:

	Three Months Ended October 31,		Six Months Ended October 31,
	2005	2006	2005	2006
Revenues	$42,934	$52,094	$74,538	$96,490
Net Income	3,026	2,370	2,886	2,784
Cash flow from operations	5,456	1,619	9,965	9,798
Net working capital changes	686	(3,544)	3,596	1,936
EBITDA	$4,770	$5,163	$6,369	$7,862

As a percentage of revenue:

Net income	7.0%	4.5%	3.9%	2.9%
EBITDA	11.1%	9.9%	8.5%	8.1%

Components of Growth versus Maintenance Capital Expenditures (1):

	Three Months Ended October 31,		Six Months Ended October 31,
	2005	2006	2005	2006
Growth Capital Expenditures:
Landfill Development	$10,342	$5,461	$18,601	$11,483
Boston MRF Building	—	—	5,998	—
MRF Equipment Upgrades	—	2,412	—	3,257
Other	595	1,859	1,279	3,480
Total Growth Capital Expenditures	10,937	9,732	25,878	18,220

Maintenance Capital Expenditures:
Vehicles, Machinery / Equipment and Containers	7,769	5,536	21,495	19,366
Landfill Construction & Equipment	8,470	11,474	12,782	19,551
Facilities	2,678	982	3,755	2,021
Other	430	260	989	1,097
Total Maintenance Capital Expenditures	19,347	18,252	39,021	42,035

Total Capital Expenditures	$30,284	$27,984	$64,899	$60,255

(1)            The Company’s capital expenditures are broadly defined as pertaining to either growth or maintenance activities.  Growth capital expenditures are defined as costs related to development of new airspace, permit expansions, new recycling contracts along with incremental costs of equipment and infrastructure added to further such activities.  Growth capital expenditures include the cost of equipment added directly as a result of new business as well as expenditures associated with increasing infrastructure to increase throughput at transfer stations and recycling facilities.  Growth capital expenditures also include those outlays associated with acquiring landfill operating leases, which do not meet the operating lease payment definition, but which were included as a commitment in the successful bid.  Maintenance capital expenditures are defined as landfill cell construction costs not related to expansion airspace, costs for normal permit renewals and replacement costs for equipment due to age or obsolescence.